UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 18, 2007 (December 14, 2007)

MYRIAD ENTERTAINMENT & RESORTS, INC.
(Exact name of registrant as specified in charter)

Delaware	000-24789	64-0872630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

987 Harris Street, Tunica, Mississippi 38676
(Address of principal executive offices)

(800) 955-0762
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINICPAL OFFICERS.

On December 14, 2007, Myriad Entertainment & Resorts, Inc. (the “Company”) received the resignation of Mr. JD Daniel as a member of the Board of Directors and Chairman of the Audit Committee. Further, Mr. Daniel gave notice of his termination of his employment with the Company as an Executive Vice President effective immediately. Mr. Daniel resigned to pursue other endeavors and interests and his resignation letter did not reference a disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD ENTERTAINMENT & RESPORTS, INC.

Date: December 18, 2007	By:	/s/ John Meeske
John Meeske
Chief Executive Officer